SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549




                         FORM 8-K/A

                       AMENDMENT NO. 1
                             TO
                           FORM 8-K

                       CURRENT REPORT


           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):
                        March 1, 1998


              PAREXEL International Corporation
     (Exact Name of Registrant as Specified in Charter)

     Massachusetts           0-27058             04-2776269
   (State or Other         (Commission       (I.R.S. Employer
    Jurisdiction          File Number)     Identification No.)
  of Incorporation)


       195 West Street, Waltham, Massachusetts       02154
      (Address of Principal Executive Offices)      (Zip Code)



     Registrant's telephone number, including area code:
                        (781) 487-9900


     The undersigned registrant hereby amends and restates its Current Report on Form 8-K dated as of March 1, 1998 (the "Current Report") by (i) deleting Item 2 in its entirety and adding the following Item 5 and (ii) amending
Item 7 and the Exhibit Index as set set forth on the following pages. The amendment reflects a change in the preliminary assessment of the significance of the acquisition to the registrant. The Current Report was prepared and filed based upon a review of the preliminary, unaudited, annual financial statements for the most recently completed fiscal year of the acquired company prepared in accordance with United States generally accepted accounting principles. The final, audited financial statements of the acquired company prepared in accordance with United States generally accepted accounting principles indicate that this acquisition by the registrant did not meet the threshold for filing pursuant to Item 2 and the registrant is not required to provide the financial information required by Item 7(a) and 7(b).

Item 5.   Other Events.

     On March 1, 1998, PAREXEL International Corporation (the "Company") acquired all of the outstanding ordinary shares of PPS Europe Ltd. ("PPS"), a corporation organized under the laws of the United Kingdom, in exchange for 2,774,813 newly-issued shares of the Company's Common Stock, $.01 par value per share, pursuant to a Share Acquisition Agreement dated March 1, 1998 by and among the Company and the former shareholders of PPS (the "Acquisition"). As a result of the Acquisition, PPS has become a wholly-owned operating subsidiary of the Company. In addition, A. Joseph Eagle, Chairman and Managing Director of PPS, has been appointed to the Board of Directors of the Company and named President of the Company's Contract Marketing Services Division. Also in connection with the Acquisition, the Company has assumed outstanding employee options to purchase ordinary shares of PPS and issued options to purchase up to 134,995 shares of the Company's Common Stock in exchange for such outstanding options. The options to purchase shares of the Company's Common Stock were issued under the Company's 1998 Non-Qualified, Non-Officer Stock Option Plan. Two former shareholders of PPS dissented from the transaction and received cash in lieu of shares of the Company's Common Stock in an aggregate amount of $29,952.

     The terms of the Acquisition and the consideration received by the shareholders of PPS in connection therewith were the result of arm's-length negotiations between the representatives of the Company and the representatives of PPS, and took into account various factors concerning the relative valuations of the businesses and the securities of the Company and PPS. The terms of the Acquisition are more fully described in the Acquisition Agreement, a copy of which is filed as Exhibit 4.5 to this Current Report on Form 8-K.

     The Acquisition is not intended to qualify as a reorganization under Section 368 of the Internal Revenue
Code of 1986, as amended. In addition, the Merger will be accounted for as a pooling of interests.

     Pursuant to the terms of a Registration Rights Agreement, dated as of February 27, 1998 and effective as of March 1, 1998, by and among the Company and the former PPS shareholders listed therein (the "Registration Rights Agreement"), the former PPS shareholders are entitled to "shelf" resale registration rights with respect to the shares of the Company's Common Stock issued in connection with the Acquisition (the "Shares"). Pursuant to the Registration Rights Agreement, the Company has agreed to use all reasonable efforts to (i) cause a registration statement on Form S-3 (the "Initial Registration Statement") relating to the resale of forty percent (40%) of the Shares to be filed no later than the 90th day following Completion (as defined in the Acquisition Agreement); (ii) cause a registration statement on Form S-3 (or an amendment to the Initial Registration Statement) relating to the resale of thirty percent (30%) of the Shares to be filed not later than eleven months after Completion (the "Second Registration Statement"); (iii) cause a registration statement on Form S-3 (or an amendment to the Initial Registration Statement or the Second Registration Statement) relating to the resale of the remaining thirty percent (30%) of the Shares to be filed not later than twenty-three months after Completion (the "Third Registration Statement");
(iv) cause the Initial Registration Statement to become effective as soon as practicable after the filing thereof and thereafter remain effective until the earlier of (A) one year after Completion or (B) the sale of all Shares covered thereby; (v) cause the Second Registration Statement to become effective as soon as practicable after the filing thereof and thereafter remain effective until the earlier of
(A) two years after Completion or (B) the sale of all Shares covered thereby; and (vi) cause the Third Registration Statement to become effective as soon as practicable after the filing thereof and thereafter remain effective until the earlier of (A) three years after Completion or (B) the sale of all Shares covered thereby. Notwithstanding the foregoing, in the event that Mr. Eagle (i) ceases to be a director of the Company within two years following Completion and prior to the time that the Third Registration Statement is filed because he is not re-elected by the Company's stockholders, or (ii) ceases to be an employee of the Company or one of its subsidiaries prior to the time that the Third Registration Statement is filed because his employment is terminated by the Company without "Cause" as defined in the Acquisition Agreement, then the Company has agreed to use all reasonable efforts to (A) promptly cause a registration statement on Form S-3 (or an amendment to the Initial Registration Statement or the Second Registration Statement) to be filed relating to the resale of all of the Shares held by the former PPS shareholders on the date Mr. Eagle ceases to be a director or employee of the Company, but not previously registered or sold, and (B) cause such registration statement to become effective as soon as practicable after the filing thereof and thereafter remain effective until the earlier of (1) three years after Completion or (2) the sale of all Shares covered thereby. A copy of the Registration Rights Agreement is filed as
Exhibit 4.4 to this Current Report on Form 8-K.

     For additional information concerning the Acquisition, see the Company's press release dated March 2, 1998, a copy of which has been filed as Exhibit 99.1 to the Company's
Current Report on Form 8-K dated March 2, 1998 and incorporated herein by reference thereto.

          *    *    *    *    *    *    *    *

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit No.              Description

4.1    Specimen certificate representing the Common Stock
       (filed as Exhibit 4.1 to Registrant's Registration
       Statement on Form S-1 (File No. 33-97406) and incorporated herein by reference).

4.2 Amended and Restated Articles of Organization of the Registrant, as amended (filed as Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the Quarter Ended December 31, 1996 and incorporated herein by reference).

4.3         Amended and Restated By-laws of the Registrant
       (filed as Exhibit 3.2 to the Registrant's
       Registration Statement on Form S-1 (File No. 333-
       1188) and incorporated herein by reference).

4.4    Registration Rights Agreement dated as of February
       27, 1998, by and among PAREXEL International
       Corporation and the former shareholders of PPS
       Europe Ltd.

4.5    Share Acquisition Agreement dated as of March 1,
       1998, by and among PAREXEL International Corporation and the former shareholders of PPS Europe Ltd.


                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PAREXEL International
                                   Corporation


Dated:  May 15, 1998           By:/s/William T. Sobo, Jr.
                                   William T. Sobo, Jr.,
                                   Senior Vice President,
                                   Chief Financial Officer,
                                   Treasurer and Clerk

                        Exhibit Index


Exhibit No.              Description

4.1    Specimen certificate representing the Common Stock
       (filed as Exhibit 4.1 to Registrant's Registration
       Statement on Form S-1 (File No. 33-97406) and incorporated herein by reference).

4.2 Amended and Restated Articles of Organization of the Registrant, as amended (filed as Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the Quarter Ended December 31, 1996 and incorporated herein by reference).

4.3         Amended and Restated By-laws of the Registrant
       (filed as Exhibit 3.2 to the Registrant's
       Registration Statement on Form S-1 (File No. 333-
       1188) and incorporated herein by reference).

4.4    Registration Rights Agreement dated as of February
       27, 1998, by and among PAREXEL International
       Corporation and the former shareholders of PPS
       Europe Ltd.

4.5    Share Acquisition Agreement dated as of March 1,
       1998, by and among PAREXEL International Corporation and the former shareholders of PPS Europe Ltd.